Exhibit 99.1

Source: B. Riley Financial, Inc.

B. Riley Financial Updates Preliminary Fourth Quarter and Full Year 2016 Financial Results; Declares Regular $0.08 Quarterly Dividend and $0.18 Special Dividend

•	Q4 2016 Revenue Expected to Range Between $92 Million and $94 Million;
•	Q4 2016 Net Income Expected to Range Between $12.3 Million and $12.8 Million;
•	Q4 2016 Adjusted EBITDA Expected to Range Between $24.5 Million and $25.5 Million;
•	Declares Regular Quarterly Dividend of $0.08 per share and Special Dividend of $0.18 per share

LOS ANGELES – February 21, 2017 – B. Riley Financial, Inc. (NASDAQ: RILY), a diversified provider of financial and business advisory services, has reported certain preliminary unaudited results for its fourth quarter and full year ended December 31, 2016.

Based on preliminary unaudited information, B. Riley Financial expects to report revenue for the fourth quarter of 2016 in the range of $92 million to $94 million, net income for the fourth quarter of 2016 in the range of $12.3 million to $12.8 million, and adjusted EBITDA for the fourth quarter of 2016 in the range of $24.5 million to $25.5 million.

For the full year 2016, B. Riley Financial expects to report revenue in the range of $190 million to $192 million, net income in the range of $21.4 million to $21.9 million, and adjusted EBITDA in the range of $48.4 million to $49.4 million.

“In connection with today’s announcements, we have updated our estimated preliminary financial results for Q4 2016 and the full year of 2016 so that investors have additional information to consider regarding our company,” said chairman and CEO, Bryant Riley. This updated guidance is a revision from the company’s previously issued estimates for fourth quarter of 2016 adjusted EBITDA of $21.5 million to $23.0 million, which was issued on January 25, 2017.

The company cautions that these preliminary (unaudited) results are based on company forecasts and have not been reviewed by its auditors. Management currently expects the audit of its 2016 financial results to be completed in March 2017. Actual results for the fourth quarter and full year of 2016 may differ from these preliminary estimates as a result of the completion of the company’s customary year-end closing and review procedures, the completion of the annual audit, and the filing of the company’s Form 10-K.

B. Riley Financial plans to report complete fourth quarter and full year 2016 financial results in March 2017.

Declaration of Dividend

On February 20, 2017, the company's board of directors approved a regular quarterly dividend of $0.08 per share and a one-time special dividend of $0.18 per share, which will be paid on or about March 13, 2017 to stockholders of record on March 6, 2017.

About B. Riley Financial, Inc.

B. Riley Financial, Inc. (NASDAQ: RILY) is a publicly traded, diversified financial services company which takes a collaborative approach to the capital raising and financial advisory needs of public and private companies and high net worth individuals. The company also makes proprietary investments in other businesses where B. Riley Financial, Inc. is uniquely positioned to leverage its expertise and assets in order to maximize value. The Company operates through several wholly-owned subsidiaries, including B. Riley & Co., LLC (www.brileyco.com), Great American Group, LLC (www.greatamerican.com), Great American Capital Partners (www.gacapitalpartners.com) and B. Riley Capital Management, LLC (which includes B. Riley Asset Management and B. Riley Wealth Management, (www.brileywealth.com). Since the acquisition of United Online, Inc. (www.untd.com) in July 2016, B. Riley Financial, Inc. also provides internet access services under the NetZero and Juno brands.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding our expectations, hopes or intentions regarding the future. These forward looking statements can often be identified by their use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and may include (without limitation) express or implied statements regarding future financial performance, the effects of our business model, the effects of the United Online acquisition and expectations regarding related cash flow, expectations regarding future transactions and the financial impact, size and consistency of returns and timing thereof, and expectations regarding adjusted EBITDA and net income for the fourth quarter of 2016 and fiscal year ended December 31, 2016. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. Factors that could cause actual results to differ include (without limitation) risks associated with large engagements in our auction and liquidation segment; our ability to achieve expected benefits with respect to United Online, within expected time frames or at all; our ability to consummate anticipated transactions and the expected financial impact thereof, in each case within the expected timeframes or at all; our ability to successfully integrate recent acquisitions; loss of key personnel; our ability to manage growth; the potential loss of financial institution clients; changing economic and market conditions; the completion of our financial closing procedures, final adjustments and audit of the financial statements, and other developments that may arise between now and the time the financial results are finalized, and the timing of completion of significant engagements. Additional factors are discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in the Company’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this document are made based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

Note Regarding Use of Non-GAAP Financial Measures

Certain of the information set forth herein, including adjusted EBITDA, may be considered non-GAAP financial measures. B. Riley Financial believes this information is useful to investors because it provides a basis for measuring the company’s available capital resources, the operating performance of its business and its cash flow, excluding net interest expense, provisions for income taxes, depreciation, amortization, transaction expenses, restructuring costs, insurance dispute recoveries and stock-based compensation and fair value adjustments that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP"). In addition, the company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the company’s operating performance, capital resources and cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-financial measures as reported by the company may not be comparable to similarly titled amounts reported by other companies. The non-GAAP measures are described above and are reconciled to the corresponding GAAP measure in the unaudited condensed consolidated financial statements portion of this release under the heading “Preliminary Adjusted EBITDA Reconciliation.”

Investor Contact

Scott Liolios or Matt Glover
Liolios Group, Inc.

949-574-3860

RILY@liolios.com

B. RILEY FINANCIAL, INC. AND SUBSIDIARIES

FORECASTED ADJUSTED EBITDA RECONCILIATION

(Unaudited)

(dollars in millions)

	For Quarter Ended		For Year Ended
	December 31, 2016		December 31, 2016
	Low	High	Low	High

Net income estimate	$12.3	$12.8	$21.4	$21.9

Adjustments (estimate):
Provision for income taxes	7.7	8.1	13.9	14.2
Interest expense, net	0.3	0.3	1.7	1.7
Transaction related costs	0.3	0.3	1.2	1.3
Restructuring costs	0.3	0.3	3.9	3.9
Depreciation and amortization	1.9	1.9	4.3	4.3
Share based compensation and fair value adjustments	1.7	1.8	3.6	3.7
Insurance settlement recovery	-	-	(1.6)	(1.6)
Total EBITDA adjustments	12.2	12.7	27.0	27.5

Adjusted EBITDA	$24.5	$25.5	$48.4	$49.4